For period ending 10-31-01
File Number 811-9098


Item 77.O     Transactions effected pursuant to Rule 10f-3.

The following Rule 10f-3 transactions were effected by the Balanced Portfolio:

Security:                  Bank of America Corp 7.40 1/15/11
Date of Purchase:          01/17/01
Date Offering commenced:   01/17/01
Purchase price:            99.40
Commission:                .0450
Securities acquired from:  Bank of America Securities
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1600000
Total offering:            3000000000

Security:                  Norfolk Southern 6.75 2/15/11
Date of Purchase:          02/01/01
Date Offering commenced:   02/01/01
Purchase price:            99.77
Commission:                .0065
Securities acquired from:  Morgan Stanley
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          750000
Total offering:            300000000

Security:                  Norfolk Southern 7.25 2/15/31
Date of Purchase:          02/01/01
Date Offering commenced:   02/01/01
Purchase price:            99.40
Commission:                .0088
Securities acquired from:  Morgan Stanley
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          965000
Total offering:            700000000

Security:                  Qwest Capital Funding 7.25 2/15/11
Date of Purchase:          02/07/01
Date Offering commenced:   02/07/01
Purchase price:            99.90
Commission:                .0008
Securities acquired from:  JP Morgan
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1800000
Total offering:            2250000000

Security:                  Hartford Financial
Date of Purchase:          02/08/01
Date Offering commenced:   02/08/01
Purchase price:            66.75
Commission:                .0015
Securities acquired from:  Goldman Sachs
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          5900
Total offering:            10000000

Security:                  Hartford Life 7.375 3/1/31
Date of Purchase:          02/22/01
Date Offering commenced:   02/22/01
Purchase price:            66.75
Commission:                .0088
Securities acquired from:  Bank of America
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1750000
Total offering:            400000000

Security:                  Boeing Capital 6.1 3/1/11
Date of Purchase:          03/01/01
Date Offering commenced:   03/01/01
Purchase price:            99.90
Commission:                .0045
Securities acquired from:  Goldman Sachs
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1600000
Total offering:            750000000

Security:                  Cox Communications 6.75 3/15/11
Date of Purchase:          03/06/01
Date Offering commenced:   03/06/01
Purchase price:            99.60
Commission:                .0065
Securities acquired from:  Banc of America
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1550000
Total offering:            500000000

Security:                  AOL Time Warner 7.625 4/15/31
Date of Purchase:          04/11/01
Date Offering commenced:   04/11/01
Purchase price:            99.80
Commission:                .0088
Securities acquired from:  Bank of America Securities
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          3150000
Total offering:            2000000000

The following Rule 10f-3 transaction was effected by the Large Cap Value Portfolio:

Security:                  Hartford Financial
Date of Purchase:          02/08/01
Date Offering commenced:   02/08/01
Purchase price:            66.75
Commission:                .0015
Securities acquired from:  Goldman Sachs
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          10400
Total offering:            10000000

The following Rule 10f-3 transactions were effected by the Emerging Markets Portfolio:

Security:                  China Petrolem and Chemical
Date of Purchase:          10/12/00
Date Offering commenced:   10/12/00
Purchase price:            1.61 HKD
Commission:                .0000
Securities acquired from:  China International Capital Corp
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          117000
Total offering:            188370 HKD

Security:                  China Mobile
Date of Purchase:          10/31/00
Date Offering commenced:   09/28/00
Purchase price:            15.13
Commission:                .0000
Securities acquired from:  Warburg Dillion Reed
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          1400
Total offering:            202000000

Security:                  China Petroleum & Chemical Corp.
Date of Purchase:          10/12/00
Date Offering commenced:   10/12/00
Purchase price:            1.61 Hong Kong
Commission:                .0000
Securities acquired from:  Jardine Fleming
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          188370
Total offering:            15941464000

Security:                  Embraer Aircraft ADR
Date of Purchase:          06/12/01
Date Offering commenced:   06/12/01
Purchase price:            38.90
Commission:                .0000
Securities acquired from:  CS First Boston
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          300
Total offering:            14837376

Security:                  Korea Telecom ADR
Date of Purchase:          06/27/01
Date Offering commenced:   06/27/01
Purchase price:            22.20
Commission:                .0000
Securities acquired from:  Warburg Dillion
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          5970
Total offering:            111004322

Security:                  HDFC Bank Limited ADR
Date of Purchase:          07/20/01
Date Offering commenced:   07/20/01
Purchase price:            13.83
Commission:                .0000
Securities acquired from:  Merrill Lynch
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          2800
Total offering:            150000000